                                                                   EXHIBIT 10.2


                                AMENDMENT NO. 4
                                       TO
                         MERGER AND PURCHASE AGREEMENT

THIS AMENDMENT NO. 4 TO MERGER AND PURCHASE AGREEMENT (the "Fourth Amendment") is made as of the 30th day of March, 1999, among Union Pacific Resources Company, a Delaware corporation, Union Pacific Fuels, Inc., a Delaware corporation and a wholly owned subsidiary of Seller, Duke Energy Field Services, Inc., a Colorado corporation, and DEFS Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Buyer.

         WHEREAS, the parties heretofore entered into a Merger and Purchase Agreement dated November 20, 1998, which was amended by the Amendment No. 1 dated as of February 1, 1999, Amendment No. 2 dated as of March 5, 1999 and Amendment No. 3 dated as of March 30, 1999 (collectively, the "Amended Agreement") (capitalized terms not otherwise defined herein have the same meanings ascribed to such terms in the Amended Agreement);

         WHEREAS, the parties hereto desire to amend the Amended Agreement as described below by entering into this Fourth Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations, warranties, provisions and covenants herein contained, the parties hereto hereby agree as follows:

         1. Buyer acknowledges and agrees that the transaction evidenced by the East Texas P&S Agreement has been consummated and that there will be no reduction in the Merger Price pursuant to Section 2.07 of the Amended Agreement.

         2. Five new sections are added to Article 7 as follows:

         SECTION 7.14. EAST TEXAS P&S AGREEMENT. Pursuant to Section 10.9 of the East Texas P&S Agreement, there is to be a post closing adjustment for the proration and calculation of income, costs and expenses between the parties thereto. The parties agree that Seller (or its Affiliates) shall be responsible for such post closing adjustment and Seller (or one its Affiliates) shall pay or receive any sums resulting therefrom.

         SECTION 7.15. EMIGRANT TRAIL HEAT EXCHANGER. Seller agrees to bear the cost of replacing the heat exchanger at the Emigrant Trail Gas Plant under Purchase Order 982873 with J.W. Williams, Inc. and Purchase Order 991234 with Elkhorn Construction, plus any reasonable and necessary miscellaneous third party costs incurred by Buyer and directly related to such replacement. Seller shall have the right to verify any costs.

         SECTION 7.16. WESTERN MARKET CENTER CLAIMS. The Company, through its wholly owned subsidiary Fuels Pipeline, Inc., doing business as Overland Trail Transmission Company, is a party to an arbitration proceeding with The Western Market Center Joint Venture (the "Venture") concerning the Venture's payment obligations under Article II of the Payment Agreement dated December 22, 1994, between Overland Trail Transmission Company and the Venture (the "Payment Agreement"). The parties agree that the claims asserted in the arbitration proceeding, or in any concurrent or subsequent litigation, including any settlement proceeds therefrom (the "WMC Claims") will be retained by Seller and the Company and its Subsidiaries assigns to Seller (i) the benefit of all rights, titles and interests of the Company (or any Subsidiary) in and to the WMC Claims and (ii) the benefit of and access to all petitions, pleadings, exhibits, evidence, filings and orders, briefs, legal research, attorney or legal assistant work product, books, files, records and other data and other information in whatever form or medium of the Company (or any Subsidiary) which relates to the WMC Claims. Seller shall have the right to settle the WMC Claims on terms and conditions satisfactory to it in the exercise of its sole discretion, including without limitation, the termination or modification of the Payment Agreement and any other agreements with the Venture pertaining to the Muddy Creek Hub; provided, however, that no settlement by Seller shall result in or create any obligations or liability to the Buyer, the Company or its Subsidiaries other than the release of claims. Following Closing, Buyer shall cause the Company and the Subsidiaries to (i) take all actions reasonably requested by Seller or its nominees in connection with the WMC Claims and the rights, titles and interests beneficially assigned by the Company and its Subsidiaries, (ii) expressly consent to and waive any conflict regarding the representation of Seller in connection with the WMC Claims by any lawyer or law firm which represents the Company (or any Subsidiary) in connection with the WMC Claims and (iii) otherwise cooperate fully with and assist Seller in connection with all matters and actions undertaken by Seller in connection with the WMC Claims, including without limitation by providing access to records and employees of Buyer and the Company and the Subsidiaries. Following the Closing, Seller shall indemnify Buyer and the Company and the Subsidiaries against any (i) Damages arising out of or relating to the WMC Claims, and (ii) obligations by the Company and its Subsidiaries to make payments under the Payment Agreement to the Venture.

         SECTION 7.17. KOCH REIMBURSEMENT. Panola Pipe Line, Inc., a Subsidiary of the Company, has made certain expenditures for a valve station delivery facility on the Panola Pipeline to allow Koch Hydrocarbon Company ("Koch") to take NGLs from the line to Koch's Mont Belvieu Fractionator. Koch has agreed to reimburse Panola Pipe Line, Inc. for such expenditures, and Buyer agrees that Seller shall be entitled to 80% of the reimbursement payment made by Koch. If Koch makes the reimbursement payment to Seller, Seller agrees to pay 20% of the amount thereof to Buyer, and if Buyer, the Company or a Subsidiary is paid by Koch, Buyer shall pay Seller 80% of the amount thereof to Seller.

         SECTION 7.18. CONROE GAS PLANT. With respect to the fire which occurred at the Conroe Gas Plant office building on March 28, 1999, Seller shall be obligated to pay for the reasonable, actual costs of repairing the office building and replacing or repairing any damaged contents to the building. Seller shall be entitled to all insurance proceeds and amounts paid by third parties with respect to the fire, and Seller shall be entitled to seek reimbursement from and make any claims against third parties with respect to any damages caused by the fire. Buyer, the Company and any Subsidiaries shall cooperate with Seller in making any insurance filings or claims with respect to this matter.

         3. Section 10.02(a)(ix) is deleted in its entirety and the following substituted in its place:

         "(ix) Seller, through its wholly-owned subsidiary, UPR Energy Services, Inc. shall have entered into an International Swaps and Derivatives Association Agreement and replacement "Price Risk Management Contract" covering such transactions referenced in UPR Energy Services' letter regarding Changes in Control of Union Pacific Fuels, Inc.: Impact on Price Risk Management Contract and Associated Transactions, with the Company, in substantially the form attached hereto as Exhibit H."

         3. Section 10.03 is amended by adding the following:

         "(viii) Buyer shall have caused Duke Capital Corp. to enter into a Guaranty in substantially the form of the Guaranty attached as Exhibit "A" to Schedule to the ISDA Master Agreement which forms a part of Exhibit H hereto.

         4. The last sentence of Section 12.01 (Survival) is deleted in its entirety and the following substituted in its place: "Notwithstanding the foregoing, claims for breach of the agreements or representations and warranties contained in Sections 2.01(b), 2.04(a)(1)-(3), 2.05, 3.13, 3.18,
5.02, 5.03, 5.04, Article 6, Sections 7.01, 7.02, 7.04, 7.05, 7.06, 7.07, 7.08,
7.11, 7.12, 7.13, 7.14, 7.15, 7.16, 7.17, 7.18, 8.01(b), 8.02(d), 8.03, Article
9, Article 11, this Article 12 and Article 14 shall survive for the full period of any applicable statute of limitations."

         5. Exhibit A (Property Schedule) is hereby amended and restated in its entirety as attached hereto

         6. Schedules 1.01(1) (Excluded Businesses and Assets) and 1.01(4) (Purchased Assets) are hereby amended and restated in their entirety as attached hereto.

         7. This Fourth Amendment is executed, and shall be considered, as an amendment to the Amended Agreement and shall form a part thereof, and the provisions of the Amended Agreement, as amended by this Third Amendment, are hereby ratified and confirmed in all respects.

         8. This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute but one and the same instrument. This Agreement shall become binding only when each party hereto has executed and delivered to the other parties one or more counterparts.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Fourth Amendment or have caused this Fourth Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                   UNION PACIFIC RESOURCES COMPANY


                                   By:  /s/ JOSEPH A. LASALA
                                      ------------------------------------------
                                   Name:  Joseph A. LaSala
                                   Title: Vice President, General Counsel
                                          And Corporate Secretary





                                   UNION PACIFIC FUELS, INC.


                                   By:  /s/ KERRY R. BRITTAIN
                                      ------------------------------------------
                                   Name:  Kerry R. Brittain
                                   Title: Vice President



                                   DUKE ENERGY FIELD SERVICES, INC.


                                   By:  /s/ J. W. MOGG
                                      ------------------------------------------
                                   Name:  J. W. Mogg
                                   Title: President



                                   DEFS MERGER SUB CORP.


                                   By:  /s/ J. W. MOGG
                                      ------------------------------------------
                                   Name:  J. W. Mogg
                                   Title: President

                                SCHEDULE 1.01(1)
                         EXCLUDED BUSINESSES AND ASSETS



--------------------------------------------------------------------------------
AREA                 EXCLUDED BUSINESSES AND ASSETS
--------------------------------------------------------------------------------
EAST TEXAS          CJV Gathering
                    Carthage Compressor Station
                    Tennessee 16" (owned by UPR, leased to East Texas Plant)
                    Southeast Carthage Gathering System
                    Oakhill Gathering System
--------------------------------------------------------------------------------
GULF COAST          Conroe Emissions Credits (available for sale prior to close)
                    Weesatche Gathering System
                    Roleta Gathering System
--------------------------------------------------------------------------------
AUSTIN CHALK        Oxy Gathering System (connected to El Paso Plant)
                    Needmore/Bluewater Gathering System (Brookeland)
                    Lyons Plant Site (abandoned)
                    Texaco Brookeland Plant (idle)
--------------------------------------------------------------------------------
ROCKIES             Brady Treater and Gathering System
                    Wamsutter Pipeline (except for option to own portion)
                    Table Rock Unit Gathering System (Non-op)
                    Delaney Rim Unit Gathering System
                    Painter Plant and Gathering System (Non-op)
                    Anschutz Plant and Gathering System (Non-op)
                    Whitney Canyon Plant, Inlet Facility and Gathering (Non-op)
                    Pineview Plant and Gathering System
                    Silo Plant and Gathering System
                    Mt Pearl Plant and Gathering System
                    Bledsoe Plant and Gathering System
                    Luckey Ditch Plant (idle) and Gathering System
                    Church Buttes Gathering System (Non-op)
                    Frontera Plant (idle) and Gathering System
                    Arapahoe Plant (idle) and Gathering System
--------------------------------------------------------------------------------
WEST TEXAS          Conger Gathering
                    Hunt Ranch Gathering and Compression (except for OGPP
                    facilities on same pad)
                    Henderson Gathering System
                    Davidson Ranch Gathering and Compression
                    Husdpeth Gathering Line
                    Rousselot Gathering System (Schleicher County)
                    West Packenham Gathering (Terrell County)
                    Rio-Tex JV (Packenham Gathering, Terrell County)
                    Crawar Gathering System (Winkler, Ward, Lovin Counties)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AREA                     EXCLUDED BUSINESSES AND ASSETS
-------------------------------------------------------------------------------
MARKETING         Crude Marketing Business and Assets
                  LaGrange Crude Oil Terminal
                  Lockport Crude Oil Storage Agreement (Texaco)
                  Powersmith Gas Sales Agreement
                  Lake Interest Holdings (Cogen)
                  NCP Syracuse, Inc. (Cogen)
                  Syracuse Investments, Inc. (Cogen)

                  All Gathering, Processing and Wellhead Sale Contracts with
                          Third Party Plants, which contracts are not related to
                          the Assets.
                  Wellhead Sale Agreements in the Roleta and Haynes Fields, and
                          with respect to the Crowell 7#1, Crowell 3#1,
                          Brousserd 2#1 and Basco #1, Curet and Harman wells
                          east of Masters Creek.
                  Subscription Agreement for Additional Transportation Capacity,
                          dated April 1, 1995 between Lone Star Gas Company and
                          Union Pacific Fuels, Inc.
                  Transportation Agreement, dated December 15, 1989, between
                          Kern River Transportation Company and Union Pacific
                          Fuels, Inc.
                  CiG System Supply contracts for sour and sweet gas in the
                          Table Rock/Higgins area.
                  South Jersey Resources Group LLC
                  All gas sales contracts and transactions between Union Pacific
                           Fuels, Inc. and Chesapeake Utilities
                           Corporation/Delaware (excluding any executed asset
                           management contracts between Union Pacific Fuels,
                           Inc. and Chesapeake Utilities Corporation/Maryland or
                           Chesapeake Utilities Corporation/Delaware)
                  Gas Purchase Contract between Union Pacific Resources
                           Company and Castle Texas Production Limited
                           Partnership, including the Gas Purchase Contract
                           between Castle Texas Production Company Limited
                           Partnership and MG Natural Gas Corp.
-------------------------------------------------------------------------------
Other
-------------------------------------------------------------------------------

                                SCHEDULE 1.01(4)
                                PURCHASED ASSETS



East Texas Plant Complex, Fractionator and Gathering System (including the MSV Pipeline)

Ozona Gas Plant, Fractionator and Gathering System

Ozona NGL Pipeline